SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 5, 2007

BRIDGELINE SOFTWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33567	52-2263942
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Sixth Road
Woburn, MA 01801
(Address of principal executive offices, including zip code)

(781) 376-5555
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.01.    Completion of Acquisition or Disposition of Assets

On July 5, 2007, Bridgeline Software, Inc. completed the acquisition of Objectware, Inc.  The consideration for the acquisition of Objectware was paid to Objectware’s sole stockholder, Erez M. Katz, and consisted of $3,176,382 in cash and 610,716 shares of Bridgeline Software common stock.  In addition, deferred consideration of up to $1,800,000, may be payable to Mr. Katz in cash and stock quarterly over the next three years with an option to extend for one additional year, contingent upon Objectware meeting certain financial performance goals during such period.

On July 11, 2007, Bridgeline filed a Current Report on Form 8-K reporting that it had completed the acquisition of Objectware and that the financial statements and pro forma financial information required under Item 9.01 of Form 8-K would be filed at a later date.  This Amendment No. 1 to Bridgeline’s Current Report on Form 8-K contains the required financial statements and pro forma financial information.

Item 9.01    Financial Statements and Exhibits.

(a)      Financial Statements of Businesses Acquired.

Filed as Exhibit 99.1 to this Report on Form 8-K are:

1.
Audited Balance Sheets of Objectware as of September 30, 2006 and September 30, 2005, and the related Statements of Operations, Statements of Changes in Stockholders’ Equity, and Statements of Cash Flows for each of the two years in the period ended September 30, 2006, and the notes thereto; and

2.
Unaudited Balance Sheet of Objectware as of June 30, 2007, and the related Statements of Operations, Change in Stockholders’ Equity, and Cash Flows for the nine month periods ended June 30, 2007 and 2006, and the notes thereto.

(b)      Pro Forma Financial Information.

The Unaudited Combined Pro Forma Condensed Balance Sheet as of June 30, 2007 and the Unaudited Combined Pro Forma Condensed Statements of Operations for the nine months ended June 30, 2007 and the year ended September 30, 2006, and the notes thereto, are filed as Exhibit 99.2 attached to this Report on Form 8-K.

(d)      Exhibits.

Exhibit No.	Exhibit Description

99.1
Audited Balance Sheets of Objectware as of September 30, 2006 and September 30, 2005, and the related Statements of Operations, Statements of Changes in Stockholders’ Equity, and Statements of Cash Flows for each of the two years in the period ended September 30, 2006, and the notes thereto; and Unaudited Balance Sheet of Objectware as of June 30, 2007, and the related Statements of Operations, Change in Stockholders’ Equity, and Cash Flows for the nine month period ended June 30, 2007 and 2006, and the notes thereto.

99.2
The Unaudited Combined Pro Forma Condensed Balance Sheet as of June 30, 2007 and the Unaudited Combined Pro Forma Condensed Statements of Operations for the nine months ended June 30, 2007 and the year ended September 30, 2006, and the notes thereto, are filed as Exhibit 99.2 attached to this Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGELINE SOFTWARE, INC. (Registrant)

Date: August 14, 2007	By:	/s/ Gary Cebula
Gary Cebula
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1
Audited Balance Sheets of Objectware as of September 30, 2006 and September 30, 2005, and the related Statements of Operations, Statements of Changes in Stockholders’ Equity, and Statements of Cash Flows for each of the two years in the period ended September 30, 2006, and the notes thereto; and Unaudited Balance Sheet of Objectware as of June 30, 2007, and the related Statements of Operations, Change in Stockholders’ Equity, and Cash Flows for the nine month period ended June 30, 2007 and 2006, and the notes thereto.

99.2
The Unaudited Combined Pro Forma Condensed Balance Sheet as of June 30, 2007 and the Unaudited Combined Pro Forma Condensed Statements of Operations for the nine months ended June 30, 2007 and the year ended September 30, 2006, and the notes thereto, are filed as Exhibit 99.2 attached to this Report on Form 8-K.